Exhibit 99.2

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF APRIL 30, 2007
                    (Dollars in thousands, except par value)

                                                                             Effect of
                                                                             Change in      Unaudited        Unaudited
                                                              Unaudited     Accounting      Pro Forma        Pro Forma
                                                             Historical      Principle     Adjustments     Balance sheet
------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                                  $  13,594      $     --       $ 38,281  (a)    $   51,875
   Accounts receivable, less allowance for doubtful
     accounts of $1,789                                          88,947            --        (31,739) (b)        57,208
   Inventories                                                   83,169        13,333 (e)    (39,159) (b)        57,343
   Deferred income taxes                                            195            --             --                195
   Prepaid taxes                                                  2,527            --             --              2,527
   Other current assets                                           6,921            --         (1,358) (b)         5,563
------------------------------------------------------------------------------------------------------------------------
      Total current assets                                      195,353        13,333        (33,975)           174,711

Property, plant and equipment, net                               97,405            --        (16,145) (b)        81,260
Deferred income taxes                                               638            --             --                638
Intangible and other assets, net                                 36,483            --        (19,459) (b)        17,024
Goodwill                                                         68,692            --         (8,944) (b)        59,748
------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                            $ 398,571      $ 13,333       $(78,523)        $  333,381
------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Short-term debt                                            $   6,289      $     --       $ (4,991) (b)    $    1,298
   Accounts payable                                              54,124            --        (14,622) (b)        39,502
   Book overdrafts                                                1,828            --             --              1,828
   Accrued liabilities                                           22,618            --         (7,910) (b)        14,708
   Other current liabilities                                     11,199            --         (2,440) (b)         8,759
------------------------------------------------------------------------------------------------------------------------
      Total current liabilities                                  96,058            --        (29,963)            66,095

Deferred income taxes                                            10,502            --             --             10,502
Long-term debt                                                  155,595            --        (32,433) (b)       123,162
Other liabilities                                                36,073            --         (6,257) (b)        29,816
------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         298,228            --        (68,653)           229,575
------------------------------------------------------------------------------------------------------------------------

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF APRIL 30, 2007 (CONTINUED)
                    (Dollars in thousands, except par value)

                                                                             Effect of
                                                                             Change in     Unaudited       Unaudited
                                                               Unaudited    Accounting     Pro Forma       Pro Forma
                                                               Historical    Principle    Adjustments    Balance sheet
----------------------------------------------------------------------------------------------------------------------
Minority interest                                               $  12,150    $     --      $      --       $  12,150

Stockholders' equity:
   Common stock, $.01 par value, 75,000,000 shares
      authorized; 29,042,467 shares issued; 25,650,620
      shares outstanding.                                             290          --             --             290
   Additional paid-in capital                                      74,306          --             --          74,306
   Treasury stock, at cost, 3,391,847 shares                      (47,111)         --             --         (47,111)
   Accumulated other comprehensive loss                           (13,944)         --        (14,870) (g)    (28,814)
   Retained earnings                                               74,652      13,333 (e)      5,000 (f)      92,985
----------------------------------------------------------------------------------------------------------------------
      Total stockholders' equity                                   88,193      13,333         (9,870)         91,656
----------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 398,571    $ 13,333      $ (78,523)      $ 333,381
======================================================================================================================

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED APRIL 30, 2007
                  (Dollars in thousands, except per share data)

                                                                             Effect of                       Unaudited
                                                                             Change in      Unaudited        Pro Forma
                                                              Unaudited     Accounting      Pro Forma      Statement of
                                                              Historical     Principle     Adjustments      Operations
------------------------------------------------------------------------------------------------------------------------
NET SALES                                                    $    130,809    $     --       $ (42,345) (c) $     88,464
COST OF SALES                                                     111,252      (1,556) (e)    (33,986) (c)       75,710
                                                             -----------------------------------------------------------
GROSS PROFIT                                                       19,557       1,556          (8,359)           12,754

OPERATING EXPENSES:
Selling, general and administrative expenses                       17,088          --          (5,050) (c)       12,038
Research and development expenses                                   5,773          --          (4,266) (c)        1,507
Gain on sale of Shanghai, China plant                             (15,162)         --              --           (15,162)
                                                             -----------------------------------------------------------
OPERATING INCOME FROM CONTINUING OPERATIONS                        11,858       1,556             957            14,371
                                                             -----------------------------------------------------------
Interest expense, net                                               2,708          --            (520) (d)        2,188
Other income, net                                                    (161)         --            (470) (c)         (631)
                                                             -----------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                                9,311       1,556           1,947            12,814
Provision for income taxes                                          2,209          --          (2,152) (c)           57
                                                             -----------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST          7,102       1,556           4,099            12,757
Minority interest                                                   4,528          --              --             4,528
                                                             -----------------------------------------------------------
NET INCOME FROM CONTINUING OPERATIONS                        $      2,574    $  1,556       $   4,099      $      8,229
                                                             ===========================================================

Earnings per share:
Basic:
Net Income from continuing operations                        $       0.10                                  $       0.32
                                                             ------------                                  ------------
Diluted:
Net Income from continuing operations                        $       0.10                                  $       0.22
                                                             ------------                                  ------------

Weighted average of common stock outstanding- Basic            25,650,623                                    25,650,623
Weighted average of common stock outstanding- Diluted          45,771,688                                    45,771,688

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2007
                  (Dollars in thousands, except per share data)

                                                                             Effect of                        Unaudited
                                                                             Change in       Unaudited        Pro Forma
                                                               Unaudited    Accounting       Pro Forma       Statement of
                                                              Historical     Principle      Adjustments       Operations
--------------------------------------------------------------------------------------------------------------------------
NET SALES                                                    $    524,580    $      --       $ (186,749) (c) $    337,831
COST OF SALES                                                     443,489       (3,344) (e)    (145,919) (c)      294,226
                                                             -------------------------------------------------------------
GROSS PROFIT                                                       81,091        3,344          (40,830)           43,605

OPERATING EXPENSES:
Selling, general and administrative expenses                       68,413           --          (23,101) (c)       45,312
Research and development expenses                                  27,302           --          (20,773) (c)        6,529
Goodwill impairment                                                13,947           --          (13,947) (c)           --
                                                             -------------------------------------------------------------
OPERATING LOSS FROM CONTINUING OPERATIONS                         (28,571)       3,344           16,991            (8,236)
                                                             -------------------------------------------------------------
Interest expense, net                                              13,437           --           (2,134) (d)       11,303
Other expense, net                                                  1,245           --              148  (c)        1,393
                                                             -------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                              (43,253)       3,344           18,977           (20,932)
Provision for income taxes                                          4,094           --           (2,975) (c)        1,119
                                                             -------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST          (47,347)       3,344           21,952           (22,051)
Minority interest                                                  (1,273)          --               --            (1,273)
                                                             -------------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS                          $    (46,074)   $   3,344       $   21,952      $    (20,778)
                                                             =============================================================

Loss per share:
Basic:
Net loss from continuing operations                          $      (1.80)                                   $      (0.81)
                                                             ------------                                    ------------
Diluted:
Net loss from continuing operations                          $      (1.80)                                   $      (0.81)
                                                             ------------                                    ------------

Weighted average of common stock outstanding- Basic            25,590,448                                      25,590,448
Weighted average of common stock outstanding- Diluted          25,590,448                                      25,590,448

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2006
                  (Dollars in thousands, except per share data)

                                                                             Effect of                         Unaudited
                                                                             Change in       Unaudited         Pro Forma
                                                               Unaudited    Accounting       Pro Forma       Statement of
                                                              Historical     Principle      Adjustments       Operations
--------------------------------------------------------------------------------------------------------------------------
NET SALES                                                    $    497,407    $     --       $ (186,305) (c)  $    311,102
COST OF SALES                                                     405,754      (3,442) (e)    (141,882) (c)       260,430
                                                             -------------------------------------------------------------
GROSS PROFIT                                                       91,653       3,442          (44,423)            50,672

OPERATING EXPENSES:
Selling, general and administrative expenses                       70,557          --          (26,366) (c)        44,191
Research and development expenses                                  25,128          --          (18,967) (c)         6,161
Identifiable intangible asset impairment                           20,045          --          (20,045) (c)            --
Goodwill impairment                                                13,674          --          (13,674) (c)            --
                                                             -------------------------------------------------------------
OPERATING LOSS FROM CONTINUING OPERATIONS                         (37,751)      3,442           34,629                320
                                                             -------------------------------------------------------------
Interest expense, net                                              10,487          --             (645) (d)         9,842
Other (income) expense, net                                           (21)         --              280  (c)           259
                                                             -------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
   MINORITY INTEREST                                              (48,217)      3,442           34,994             (9,781)
Provision for income taxes                                         12,362        (363) (e)      (3,169) (c)         8,830
                                                             -------------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST          (60,579)      3,805           38,163            (18,611)
Minority interest                                                      83          --               --                 83
                                                             -------------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS                          $    (60,662)   $  3,805       $   38,163       $    (18,694)
                                                             =============================================================

Loss per share:
Basic:
Net loss from continuing operations                          $      (2.39)                                   $      (0.74)
                                                             ------------                                    ------------
Diluted:
Net loss from continuing operations                          $      (2.39)                                   $      (0.74)
                                                             ------------                                    ------------

Weighted average of common stock outstanding- Basic            25,379,717                                      25,379,717
Weighted average of common stock outstanding- Diluted          25,379,717                                      25,379,717

                    C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED JANUARY 31, 2005
                  (Dollars in thousands, except per share data)

                                                                            Effect of                        Unaudited
                                                                            Change in       Unaudited        Pro Forma
                                                              Unaudited     Accounting      Pro Forma      Statement of
                                                              Historical    Principle      Adjustments      Operations
------------------------------------------------------------------------------------------------------------------------
NET SALES                                                    $    414,738                  $ (111,546) (c) $    303,192
COST OF SALES                                                     341,969       (951) (e)     (81,404) (c)      259,614
                                                             -----------------------------------------------------------
GROSS PROFIT                                                       72,769        951          (30,142)           43,578

OPERATING EXPENSES:
Selling, general and administrative expenses                       53,591         --          (16,345) (c)       37,246
Research and development expenses                                  18,641         --          (11,831) (c)        6,810
Identifiable intangible asset impairment                              464         --             (464) (c)           --
Goodwill impairment                                                74,233         --          (74,233) (c)           --
                                                             -----------------------------------------------------------
OPERATING LOSS FROM CONTINUING OPERATIONS                         (74,160)       951           72,731              (478)
                                                             -----------------------------------------------------------
Interest expense, net                                               5,015         --             (280) (d)        4,735
Other expense, net                                                  1,612         --             (647) (c)          965
                                                             -----------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND MINORITY INTEREST                                           (80,787)       951           73,658            (6,178)
Benefit for income taxes                                          (21,289)       377 (e)       17,778 (c)        (3,134)
                                                             -----------------------------------------------------------
LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY  INTEREST         (59,498)       574           55,880            (3,044)
Minority interest                                                      (5)        --               --                (5)
                                                             -----------------------------------------------------------
NET LOSS FROM CONTINUING OPERATIONS                          $    (59,493)    $  574       $   55,880      $     (3,039)
                                                             ===========================================================

Loss per share:
Basic:
Net loss from continuing operations                          $      (2.35)                                 $      (0.12)
                                                             ------------                                  ------------
Diluted:
Net loss from continuing operations                          $      (2.35)                                 $      (0.12)
                                                             ------------                                  ------------

Weighted average of common stock outstanding- Basic            25,349,488                                    25,349,488
Weighted average of common stock outstanding- Diluted          25,349,488                                    25,349,488

                     C&D TECHNOLOGIES, INC. AND SUBSIDIARIES
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  (Dollars in thousands, except per share data)

      1. BASIS OF PRESENTATION

      The accompanying unaudited pro forma consolidated financial statements give effect to the pro forma adjustments necessary to reflect the disposition of the Power Electronics Division as if the disposition was effective for the periods presented in the pro forma statements of operations and as of April 30, 2007, in the pro forma consolidated balance sheet. The Company's historical amounts represent our consolidated balance sheet and statements of operations derived from our Annual report on Form 10-K for the years ended January 31, 2007, 2006 and 2005 and quarterly report on Form 10-Q for the period ended April 30, 2007. While the historical results of operations of the Power Electronics Division include general corporate allocations for certain functions historically provided by C&D Technologies, Inc. such as accounting, human resources, information systems and executive administrative costs, for the purposes of these pro forma financial statements no amounts for these general corporate expenses have been allocated in the pro forma adjustments and are included within the results of our continuing operating segments.

      Effective February 1, 2007, the Company has begun classifying certain costs, which were previously classified as cost of sales, as selling, general and administrative expenses. For comparative purposes, the years ended January 31, 2007, 2006 and 2005, have been revised to classify $7,506, $8,745 and $6,111, respectively, of such costs as selling, general and administrative expenses which were previously classified as cost of sales. The following table summarizes this revision.

                                                       Years Ended
                                         ---------------------------------------
                                         January 31,   January 31,   January 31,
                                            2007          2006          2005
                                         ---------------------------------------

Reclassfied amount                         $ 7,506       $ 8,745       $ 6,111

      On of September 7, 2007, the Company changed the method of accounting for its inventory from the last-in, first-out ("LIFO") to the first-in, first-out ("FIFO") method. In accordance with Statement of Financial Accounting Standards No. 154, "Accounting Changes and Error Corrections", the Company has retrospectively applied this change in method of inventory costing to all prior periods.

      2. PRO FORMA ADJUSTMENTS

      The unaudited pro forma consolidated statements of operations and balance sheet reflect the effect of the following pro forma adjustments:

      a) The proforma balance sheet has been prepared as if the sale occurred on April 30, 2007 and reflects the assignment of debt of $4,991 and the repayment of the Company's line of credit facility of $32,433, which are required to be repaid as a result of the sale.

      b)    The elimination of assets and liabilities  associated with the Power
            Electronics   Division   included   in  the   Company's   historical
            consolidated financials statements.

      c) Reduction of revenue and expenses are the result of the disposition of the Power Electronics division. Indirect expenses, such as corporate overheads, which previously were allocated to our Power Electronic division, are included within the results of our continuing operating segments.

      d)    To  reflect  the  interest   expense   associated   with  the  Power
            Electronics Division. The Company is required to use a portion of the proceeds from the sale of the Power Electronics Division to repay a portion of its outstanding debt. In accordance with EITF No. 87-24, "Allocation of Interest to Discontinued Operations", interest of debt that is required to be repaid as a result of the disposal transaction has been allocated to the discontinued operations.

      e) To reflect the change in method of accounting for the Company's inventory.

      f) To reflect the estimated pro forma gain on the sale. The estimated pro forma gain is based on management's best estimate and is subject to change for final working capital adjustments in accordance with the sale agreement.

      g)    To reflect the elimination of cumulative translation adjustment.